                             THE MILLS CORPORATION
                            SUPPLEMENTAL INFORMATION
                               TABLE OF CONTENTS
                            AS OF SEPTEMBER 30, 1997



    INFORMATION                                        PAGE
    ------------                                       ----
Overview                                                5-6

Summary of Properties                                   7-8

Supplemental Financial Data                              9

Property Operating Income                              10-13

Occupancy Analysis                                      14

Lease Expiration Schedule                              15-16

Rental Rate Analysis                                    17

Summary of Outstanding Consolidated Indebtedness        18

Mills Gross Sales                                       19

Capital Expenditures                                   20-22

                             THE MILLS CORPORATION
                                    OVERVIEW


THE COMPANY


The Mills Corporation (the "Company") is a fully integrated, self-managed real estate investment trust ("REIT") .

The Company, which conducts all of its business through The Mills Limited Partnership ("the Operating Partnership"), in which it owns, as of September 30, 1997, a 1% interest as the sole general partner and a 57.9% interest as a limited partner. The Company, through the Operating Partnership, is engaged primarily in the ownership, development, redevelopment, leasing, acquisition, expansion, and management of super-regional, value and entertainment-oriented outlet malls (the "Mills") and community shopping centers (the "Community Centers"). As of September 30, 1997, the Operating Partnership owns or holds an interest in the following operating properties:

         Mills                                              Location
         -----                                              --------
         Franklin Mills                                     Philadelphia, PA
         Gurnee Mills                                       Gurnee, IL (Chicago)
         Potomac Mills                                      Woodbridge, VA (Washington, DC)
         Sawgrass Mills                                     Sunrise, FL (Ft. Lauderdale)
         Ontario Mills                                      Ontario, CA (Los Angeles)

         Community Centers                                  Location
         -----------------                                  --------

         Butterfield Plaza                                  Downers Grove, IL
         Coopers Plaza                                      Voorhees, NJ
         Crosswinds Center                                  St. Petersburg, FL
         Fashion Place                                      Columbia, SC
         Germantown Commons Shopping Center                 Germantown, MD
         Gwinnett Marketfair                                Duluth, GA
         Liberty Plaza                                      Philadelphia, PA
         Montgomery Village Off-Price Center                Gaithersburg, MD
         Mount Prospect Plaza                               Mount Prospect, IL
         West Falls Church Outlet Center                    Falls Church, VA
         Western Hills Plaza                                Cincinnati, OH


In addition to the operating properties, the Company is actively involved in the development of a number of new Mills, including Grapevine Mills (Dallas, TX -project opened October 30, 1997), Arizona Mills (Tempe, AZ - opened November 20, 1997), Mills City at Orange (Orange, California), Katy Mills (Houston,
TX), Meadowland Mills (Carlstadt, NJ), Concord Mills (Charlotte, NC), Candlestick Mills (San Francisco, CA), and Opry Mills (Nashville, TN).

PURPOSE OF FILING

The purpose of this supplemental information package is to provide supplemental information regarding the operations, assets and liabilities as of September 30, 1997 for the Company and Operating Partnership.

                             THE MILLS CORPORATION
                                    OVERVIEW




CAUTIONARY STATEMENT


Certain matters discussed in this form 8-K and the information incorporated by reference herein contain "forward-looking statements" for purposes of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and
Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to, without limitation, future economic performance, plans and objectives of management for future operation and projections of revenue and other financial items, demographic projections and federal income tax considerations, which can be identified by the use of forward-looking terminology such as "may", "will", "except", "anticipate", "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in such forward-looking statements.

                              THE MILLS CORPORATION

                              SUMMARY OF PROPERTIES

         The following table sets forth certain information with respect to the Properties and the Mills under development as of September 30, 1997:

                                                                                                                       1996
                                                                              Approx.                    No. of     Speciality
                                         Metropolitan            Year          GLA           Percent     Anchor     Store Sales
        Name/Location                    Area Serviced          Opened     (Sq. Ft.) (1)    Leased (2)  Stores (3)  Per Sq. Ft.
---------------------------              -------------          ------     -------------    ----------  ----------  -----------
MILLS

   Potomac Mills...........              Washington D.C./         1985        1,638,042         95%       17        $ 289
       Woodbridge, VA                       Baltimore


   Franklin Mills .........              Philadelphia/            1989        1,661,279         93%       18          254
       Philadelphia, PA                     Wilmington


   Sawgrass Mills..........              Fort Lauderdale, FL/     1990        1,878,577         98%       21          407
       Sunrise, FL                          Miami/Palm Beach


   Gurnee Mills............              Chicago/Milwaukee        1991        1,517,409         94%       15          252
        Gurnee, IL


   Ontario Mills............             Los Angeles              1996        1,329,775 (4)     97%       17          N/A (5)
        Ontario, CA
                                                                            ------------                --------

           MILLS TOTALS/WEIGHTED AVERAGES.....................                8,025,082         95%       88        $ 307 (5)
                                                                            ============                ========


COMMUNITY CENTERS (11 CENTERS)                                                2,220,077         88%       30          184
                                                                            ============                ========


(1) Includes 959,923 square feet of GLA owned by certain anchor store tenant as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA; Liberty Plaza - 13,741 square feet of GLA and Ontario Mills - 125,000 square feet of GLA.

(2) Percent Leased is defined as all space leased and for which rent is being paid as of September 30, 1997, excluding tenants with leases having a term of less than 1 year plus GLA owned by anchor store tenants.

(3) Anchor stores include all stores occupying more than 20,000 square feet and tenant owned anchors described in footnote (1).

(4) Ontario Mills will contain approximately 1.7 million square feet of GLA, including GLA owned by certain anchor store tenants, upon completion.

(5) 1996 Sales Per Square Foot information is not available for Ontario Mills which commenced business in November 1996.

                              THE MILLS CORPORATION

                              SUMMARY OF PROPERTIES




MILLS UNDER DEVELOPMENT

                                                            Actual/
                                                          Anticipated     Anticipated       Approx.
                                        Metropolitan      Construction      Opening           GLA
      Name/Location                     Area Serviced    Start Date (1)     Date (1)       (Sq. Ft.)
------------------------            -------------------- --------------  ------------    ------------

Grapevine Mills                   Dallas/Fort Worth        3rd Q '96      4th Q '97  (3)   1,500,000
     Grapevine, TX
Arizona Mills                     Phoenix                  3rd Q '96      4th Q '97  (3)   1,200,000
     Tempe, AZ
Mills City at Orange              Los Angeles/             2nd Q '97      4th Q '98          800,000
     Orange, CA                      Orange County
Sawgrass Phase III Expansion      Fort Lauderdale, FL/     4th Q '97      4th Q '98          300,000
     Sunrise, FL                     Miami/Palm Beach
Katy Mills                        Houston                     1998            1999         1,600,000
      Houston, TX
Concord Mills                     Charlotte                   1998            1999         1,400,000
      Concord, NC
Opry Mills                        Nashville                   1998             (6)         1,100,000
       Nashville, TN
Candlestick Mills                 San Francisco               1999             (6)         1,400,000
      San Francisco, CA
Meadowlands Mills                 New York City/              1999             (6)         1,700,000
      Carlstadt, NJ                   Northern New Jersey


                                                 Estimated      Anchor
                                                  Aggregate      Store
                                      Company      Project      Tenant
      Name/Location                  Ownership     Cost (2)   Commitments
------------------------             ---------   ----------   -----------
                                                 (millions)
Grapevine Mills                        37.5%         216          18
     Grapevine, TX
Arizona Mills                          36.8%         188          16
     Tempe, AZ
Mills City at Orange                   50.0%         181           7
     Orange, CA
Sawgrass Phase III Expansion           50.0%          65           3
     Sunrise, FL
Katy Mills                             75.0%  (4)    200           4
      Houston, TX
Concord Mills                          50.0%  (4)    220           7
      Concord, NC
Opry Mills                              (6)          (6)        N/A (5)
       Nashville, TN
Candlestick Mills                       (6)          (6)        N/A (5)
      San Francisco, CA
Meadowlands Mills                       (6)          (6)          18
      Carlstadt, NJ

(1) Anticpated Construction Start Dates and Opening Dates may be subject to adjustment as a result of factors inherent in the development process, some of which may not be under the direct control of the Company.

(2) Estimated Aggregate Project Cost is based on the Company's best estimate of the underlying components, many of which may not be under the direct control of the Company.

(3) Grapevine Mills and Arizona Mills opened on October 30, 1997 and November 20, 1997, respectively.

(4)  Proposed ownership structure.

(5)  Leasing activity has not yet commenced on these projects.

(6) The opening dates, ownership structure and/or budgets for these properties have not yet been determined.

                              THE MILLS CORPORATION
                           SUPPLEMENTAL FINANCIAL DATA
            (IN THOUSANDS, EXCEPT PER SHARE AND PER SQUARE FOOT DATA)


                                                                        THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                           SEPTEMBER 30               SEPTEMBER 30
                                                                        1997          1996         1997          1996
                                                                      -------      -------       --------       --------
REVENUES:
     Minimum rent                                                      24,377       23,847         71,395         70,179
     Percentage rent                                                    1,043        1,144          3,165          3,449
     Recoveries from tenants                                           11,952       11,227         34,924         34,146
     Other property revenue                                             2,287        1,220          4,919          3,657
     Fee income                                                         2,056        1,489          6,417          3,276
     Interest income                                                      531          608          2,166          1,801
                                                                      -------      -------       --------       --------
     Total rental revenues                                             42,246       39,535        122,986        116,508

EXPENSES:
     Recoverable from tenants                                          10,842       10,044         31,531         30,708
     Other operating                                                    1,498        1,264          4,699          4,792
     General and administrative                                         2,499        1,888          6,736          6,077
     Interest expense                                                   9,424       11,196         31,468         33,915
     Depreciation and amortization                                      9,151        8,620         25,998         28,216
                                                                      -------      -------       --------       --------
     Total expenses                                                    33,414       33,012        100,432        103,708

 Other income                                                             181          413            384          2,629
 Equity in earnings of unconsolidated joint ventures                      421          -            1,422            -
                                                                      -------      -------       --------       --------

 Income before extraordinary item and minority interest                 9,434        6,936         24,360         15,429

 Extraordinary loss on debt extinguishment                                -            -           (8,060)          (983)
                                                                      -------      -------       --------       --------

 Income before minority interest                                        9,434        6,936         16,300         14,446

 Minority interest                                                     (3,820)      (3,408)        (6,999)        (7,098)
                                                                      -------      -------       --------       --------

 Net income                                                           $ 5,614      $ 3,528       $  9,301       $  7,348
                                                                      =======      =======       ========       ========

 Income per common share before extraordinary item                    $  0.24      $  0.21       $   0.65       $   0.46
                                                                      =======      =======       ========       ========

 Net income per common share                                          $  0.24      $  0.21       $   0.43       $   0.43
                                                                      =======      =======       ========       ========

FUNDS FROM OPERATIONS:
 Income before extraordinary item and minority interest               $ 9,434      $ 6,936       $ 24,360       $ 15,429
 Adjustments:
     Add:  Depreciation and amortization of real estate assets          8,370        7,187         23,817         24,049
     Add:  Loss on sale of furniture, fixtures, and equipment             -            -              -              776
     Add:  Real estate depreciation and amortization
               of unconsolidated affiliates                               930          -            2,576            -
     Add:  Extraordinary loss on debt extinguishment
               of unconsolidated affiliates                               -            -              397            -
                                                                      -------      -------       --------       --------
                                                                      $18,734      $14,123       $ 51,150       $ 40,254
                                                                      =======      =======       ========       ========

Weighted Average Shares                                                23,450       16,906         21,516         16,906
Weighted Average Shares and Units                                      39,404       33,238         37,708         33,238

--------------------------------------------------------------------------------

(1) The company generally considers Funds from Operations, a widely used and appropriate measure of performance for an equity REIT, which provides a relevant basis for comparison among REITs. Funds from Operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") means net income (loss) (computed in accordance with generally accepted accounting principals ("GAAP")) excluding gains (or losses) from debt restructuring and sale of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing performance of the Company. The Company's method of calculating FFO may be different from methods used by other REITs. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund cash flow needs and liquidity and
     (iii) should not be considered as an alternative to net income for purposes of evaluating the Company's operating performance.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E.THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

WHOLLY OWNED PROPERTIES

                                                                                                   Community
                                            Potomac    Franklin   Sawgrass    Gurnee   Mainstreet   Centers      Total
                                            -------    --------   --------    ------   ----------   -------      -----

RENTAL REVENUES:
      Minimum rent                         $ 15,534   $ 11,952    $ 18,479   $ 11,440   $ 1,035    $ 12,955    $ 71,395
      Percentage rent                           290        308       1,836        191       102         438       3,165
      Recoveries from tenants                 6,005      8,353       9,852      6,750        39       3,925      34,924
      Other revenue                             736        936       1,781      1,014       319         133       4,919
                                          ------------------------------------------------------------------------------
           Total rental revenues             22,565     21,549      31,948     19,395     1,495      17,451     114,403

PROPERTY OPERATING COSTS:

      Recoverable from tenants                5,133      7,120       8,983      6,132         0       4,163      31,531
      Other operating                           509        912         505        915     1,201         657       4,699
                                          ------------------------------------------------------------------------------
           Total property operating costs     5,642      8,032       9,488      7,047     1,201       4,820      36,230

                                          ------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                  $ 16,923   $ 13,517    $ 22,460   $ 12,348   $   294    $ 12,631    $ 78,173
                                          ==============================================================================



UNCONSOLIDATED JOINT VENTURES

                                                           Ontario
                                                           -------
RENTAL REVENUES:
      Minimum rent                                        $ 13,122
      Percentage rent                                          537
      Recoveries from tenants                                5,610
      Other revenue                                          1,167
                                                         ----------
           Total rental revenues                            20,436

PROPERTY OPERATING COSTS:
      Recoverable from tenants                               5,662
      Other operating                                          931
                                                         ----------
           Total property operating costs                    6,593

                                                         ----------
PROPERTY OPERATING INCOME                                 $ 13,843
                                                         ==========

      Mills Share (1)                                     $  5,698
                                                         ==========

(1) Based on Mills share of distributable cash flow for the nine months ended September 30, 1997, excluding management fees.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E.THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                                                                           Community
                                             Potomac      Franklin     Sawgrass     Gurnee     Mainstreet    Centers      Total
                                             -------      --------     --------     ------     ----------    -------      -----
RENTAL REVENUES:
      Minimum rent                          $ 15,176     $ 11,730     $ 17,649     $ 11,006       $ 959     $ 13,659    $ 70,179
      Percentage rent                            386          230        1,774          497          91          471       3,449
      Recoveries from tenants                  5,843        8,083        9,603        6,502          33        4,082      34,146
      Other revenue                              572          496        1,402          810         272          105       3,657
                                           --------------------------------------------------------------------------------------
           Total rental revenues              21,977       20,539       30,428       18,815       1,355       18,317     111,431

PROPERTY OPERATING COSTS:
      Recoverable from tenants                 5,077        6,807        8,679        5,689           0        4,456      30,708
      Other operating                            737        1,017          332        1,025       1,116          565       4,792
                                           --------------------------------------------------------------------------------------
           Total property operating costs      5,814        7,824        9,011        6,714       1,116        5,021      35,500

                                           --------------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                   $ 16,163     $ 12,715     $ 21,417     $ 12,101       $ 239     $ 13,296    $ 75,931
                                           ======================================================================================

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)

THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E.THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997

WHOLLY OWNED PROPERTIES

                                                                                                        Community
                                              Potomac     Franklin    Sawgrass   Gurnee    Mainstreet    Centers       Total
                                              -------     --------    --------   ------    ----------    -------       -----
RENTAL REVENUES:
      Minimum rent                            $ 5,250     $ 4,138     $ 6,341    $ 3,907      $ 385      $ 4,356     $ 24,377
      Percentage rent                             100         104         626         68         45          100        1,043
      Recoveries from tenants                   2,026       2,915       3,324      2,302         15        1,370       11,952
      Other revenue                               395         482         735        456        135           84        2,287
                                             ---------------------------------------------------------------------------------
           Total rental revenues                7,771       7,639      11,026      6,733        580        5,910       39,659

PROPERTY OPERATING COSTS:
      Recoverable from tenants                  1,707       2,451       3,030      2,104          -        1,550       10,842
      Other operating                             136         342         107        261        386          266        1,498
                                             ---------------------------------------------------------------------------------
           Total property operating costs       1,843       2,793       3,137      2,365        386        1,816       12,340

                                             =================================================================================
PROPERTY OPERATING INCOME                     $ 5,928     $ 4,846     $ 7,889    $ 4,368      $ 194      $ 4,094     $ 27,319
                                             =================================================================================



UNCONSOLIDATED JOINT VENTURES

                                                  Ontario
                                                  -------
RENTAL REVENUES:
      Minimum rent                                 $ 4,781
      Percentage rent                                   77
      Recoveries from tenants                        2,108
      Other revenue                                    383
                                                  ---------
           Total rental revenues                     7,349

PROPERTY OPERATING COSTS:
      Recoverable from tenants                       2,071
      Other operating                                  220
                                                  ---------
           Total property operating costs            2,291

                                                  ---------
PROPERTY OPERATING INCOME                          $ 5,058
                                                  =========

      Mills Share (1)                              $ 2,099
                                                  =========

(1) Based on Mills share of distributable cash flow for the quarter, excluding management fees.

                              THE MILLS CORPORATION
                            PROPERTY OPERATING INCOME
                                 (IN THOUSANDS)
                                   (UNAUDITED)




THE FOLLOWING TABLE SETS FORTH THE PROPERTY OPERATING INCOME FOR EACH OF THE MILLS, MAINSTREET (I.E.THE COMPANY'S PUSH CART PROGRAM) AND THE COMMUNITY CENTERS. THE PURPOSE OF THIS TABLE IS TO PROVIDE DETAILS ABOUT CERTAIN LINE ITEMS WITHIN THE SUPPLEMENTAL FINANCIAL DATA SHOWN ON PAGE 9 AND IS NOT INTENDED TO BE A REPRESENTATION OF NET INCOME ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.




FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1996


                                                                                                         Community
                                                Potomac    Franklin  Sawgrass      Gurnee   Mainstreet    Centers       Total
                                                -------    --------  --------      ------   ----------    -------       -----

RENTAL REVENUES:
      Minimum rent                              $ 5,172   $ 3,819   $ 6,042       $ 3,838    $  360       $ 4,616       $23,847
      Percentage rent                               108        71       614           137        42           172         1,144
      Recoveries from tenants                     1,803     2,689     3,172         2,295        13         1,255        11,227
      Other revenue                                 245       155       450           228       120            22         1,220
                                              ---------------------------------------------------------------------------------
           Total rental revenues                  7,328     6,734    10,278         6,498       535         6,065        37,438

PROPERTY OPERATING COSTS:
      Recoverable from tenants                    1,537     2,257     2,834         2,115       -           1,301        10,044
      Other operating                                95       201       116           341       375           136         1,264
                                              ---------------------------------------------------------------------------------
           Total property operating costs         1,632     2,458     2,950         2,456       375         1,437        11,308

                                              ---------------------------------------------------------------------------------
PROPERTY OPERATING INCOME                       $ 5,696   $ 4,276   $ 7,328       $ 4,042    $  160       $ 4,628       $26,130
                                              =================================================================================

                              THE MILLS CORPORATION
                               OCCUPANCY ANALYSIS

                              GROSS LEASED & OCCUPIED              GROSS LEASED & OCCUPIED AREA,
                                  AREA (S.F.) (1)                    NET OF ANCHORS (S.F) (2)             TOTAL VACANT S.F.

                                 GLA Occupied (3)            Total Small  GLA Occupied (3)                      Vacancies
Project                Total GLA      at 9/97       %          Shop GLA        at 9/97       %         Anchor   Small Shop   Total
-------                ---------      -------       -          --------        -------       -         ------   ----------   -----
Potomac Mills          1,638,042     1,561,915    95.35%        631,712        591,115     93.57%      35,530     40,597    76,127
Franklin Mills         1,661,279     1,540,744    92.74%        607,781        510,500     83.99%      23,254     97,281   120,535
Sawgrass Mills         1,878,577     1,837,776    97.83%        684,594        663,793     96.96%      20,000     20,801    40,801
Gurnee Mills           1,517,409     1,419,664    93.56%        633,302        569,816     89.98%      34,259     63,486    97,745
                      ------------------------------------   -------------------------------------  -------------------------------
Total Mills            6,695,307     6,360,099    94.99%      2,557,389      2,335,224     91.31%     113,043    222,165   335,208

Butterfield              114,610        99,560    86.87%         72,677         57,627     79.29%           0     15,050    15,050
Coopers Crossing         173,509       173,509   100.00%         14,953         14,953    100.00%           0          0         0
Crosswinds               144,119       138,356    96.00%         23,298         17,535     75.26%           0      5,763     5,763
Fashion Place            147,950       126,568    85.55%         74,692         53,310     71.37%           0     21,382    21,382
Germantown               177,097       163,241    92.18%        130,341        116,485     89.37%           0     13,856    13,856
Gwinnett                 194,719       189,469    97.30%         97,172         91,922     94.60%           0      5,250     5,250
Liberty Plaza            314,879       153,629    48.79%         24,365          8,953     36.75%     145,838     15,412   161,250
Montgomery Village       117,391       100,939    85.99%         80,986         64,534     79.69%           0     16,452    16,452
Mt. Prospect             298,483       296,823    99.44%        125,888        124,228     98.68%           0      1,660     1,660
West Falls Church         87,824        83,410    94.97%         47,743         43,329     90.75%           0      4,414     4,414
Western Hills            449,496       434,596    96.69%        134,980        120,080     88.96%           0     14,900    14,900
                      ------------------------------------   -------------------------------------  -------------------------------
                       2,220,077     1,960,100    88.29%        827,095        712,956     86.20%     145,838    114,139   259,977

                      ------------------------------------   -------------------------------------  -------------------------------
Total Wholly Owned     8,915,384     8,320,199    93.32%      3,384,484      3,048,180     90.06%     258,881    336,304   595,185
                      ====================================   =====================================  ===============================

Joint Ventures:

Ontario Mills          1,329,775     1,285,255    96.65%        525,305        480,785     91.52%           0     44,520    44,520
                      ------------------------ -----------   -------------------------------------  -------------------------------

Total Joint Ventures   1,329,775     1,285,255    96.65%        525,305        480,785     91.52%           0     44,520    44,520
                      ======================== ===========   =====================================  ===============================

Total Wholly Owned
  and Joint Venture   10,245,159     9,605,454    93.76%      3,909,789      3,528,965     90.26%     258,881    380,824   639,705
                      ====================================   =====================================  ===============================



(1) Includes 959,923 square feet of GLA owned by certain anchor tenants as follows: Potomac Mills-80,000 square feet of GLA; Franklin Mills-208,602 square feet of GLA; Sawgrass Mills-281,774 square feet of GLA; Gurnee Mills-250,806 square feet of GLA, Liberty Plaza-13,741 square feet of GLA, and Ontario Mills-125,000 square feet of GLA. A ground lease at Franklin Mills of 152,370 square feet is also included.

(2)  Anchor stores include all stores occupying more than 20,000 square feet.

(3) GLA occupied is defined as all space leased (including GLA owned by certain anchor store tenants) and for which rent is being paid as of September 30, 1997, excluding tenants with leases that have a term of less than 1 year.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1997 multiplied by 12.


                                       1997 (1)                                1998                               1999
                                     Annualized                            Annualized                         Annualized
                             Sq Ft    Min. Rent         psf        Sq Ft    Min. Rent      psf       Sq Ft     Min. Rent      psf
                             -----    ---------         ---        -----    ---------      ---       -----     ---------      ---
Potomac Mills:
         Anchors                -   $        -       $    -           -   $        -    $    -          -   $        -    $    -
         Majors                 -            -            -      37,960      341,640      9.00     42,212      316,590      7.50
         Specialty         40,435      746,267        18.46      68,910    2,067,656     30.01     69,284    1,417,491     20.46
         Food Court             -            -            -       1,567       85,208     54.38          -           -          -
                       ------------------------------------   --------------------------------  -----------------------------------
                           40,435   $  746,267       $18.46     108,437   $2,494,504    $23.00    111,496   $1,734,081    $15.55

Franklin Mills:
         Anchors                -   $        -       $    -           -   $        -    $    -    100,200   $  547,725    $ 5.47
         Majors                 -            -            -      25,127      162,069      6.45     40,232      370,134      9.20
         Specialty         44,828      628,899        14.03      43,409      839,010     19.33     89,093    2,097,748     23.55
         Food Court             -            -            -           -            -         -      6,229      365,562     58.69
                       ------------------------------------   --------------------------------  --------------------------------
                           44,828   $  628,899       $14.03      68,536   $1,001,079    $14.61    235,754   $3,381,169    $14.34


Sawgrass Mills:
         Anchors                -   $        -       $    -           -   $        -    $    -          -   $        -    $    -
         Majors                 -            -            -           -            -         -     28,152      422,280     15.00
         Specialty         13,103      360,242        27.49      41,525      985,139     23.72     10,958      387,195     35.33
         Food Court             -            -            -           -            -         -      1,206       80,500     66.75
                       ------------------------------------   --------------------------------  --------------------------------
                           13,103   $  360,242       $27.49      41,525   $  985,139    $23.72     40,316   $  889,975    $22.07


Gurnee Mills:
         Anchors                -   $        -       $    -           -   $        -    $    -          -   $             $    -
         Majors                 -            -            -      40,752      262,850      6.45          -            -         -
         Specialty         60,753      894,564        14.72      79,979    1,385,411     17.32     54,170    1,045,429     19.30
         Food Court             -            -            -           -            -         -          -            -         -
                       ------------------------------------   --------------------------------  --------------------------------
                           60,753   $  894,564       $14.72     120,731   $1,648,261    $13.65     54,170   $1,045,429    $19.30


Total without Ontario:
         Anchors                -   $        -       $    -           -   $        -    $    -    100,200    $  547,725   $ 5.47
         Majors                 -            -            -     103,839      766,559      7.38    110,596     1,109,004    10.03
         Specialty        159,119    2,629,972        16.53     233,823    5,277,216     22.57    223,505     4,947,863    22.14
         Food Court             -            -            -       1,567       85,208     54.38      7,435       446,062    59.99
                       ------------------------------------   --------------------------------  --------------------------------
                          159,119   $2,629,972       $16.53     339,229   $6,128,983    $18.07    441,736    $7,050,654   $15.96
                       ====================================   ================================  ================================

                                    After 1999                            Total
                                    Annualized                         Annualized
                            Sq Ft    Min. Rent      psf        Sq Ft    Min. Rent     psf
                            -----    ---------      ---        -----    ---------     ---
Potomac Mills:
         Anchors          530,633  $ 2,958,997    $ 5.58     530,633   $ 2,958,997  $ 5.58
         Majors           279,995    2,395,778      8.56     360,167     3,054,008    8.48
         Specialty        403,011    9,508,596     23.59     581,640    13,740,010   23.62
         Food Court         7,908      499,837     63.21       9,475       585,045   61.75
                        --------------------------------   ---------------------------------
                        1,221,547  $15,363,208    $12.58   1,481,915   $20,338,060  $13.72

Franklin Mills:
         Anchors          259,766  $ 1,415,049    $ 5.45     359,966   $ 1,962,774  $ 5.45
         Majors           243,947    2,259,754      9.26     309,306     2,791,957    9.03
         Specialty        321,720    6,475,901     20.13     499,050    10,041,558   20.12
         Food Court         5,221      209,976     40.22      11,450       575,538   50.27
                        --------------------------------  ---------------------------------
                          830,654  $10,360,680    $12.47   1,179,772   $15,371,827  $13.03


Sawgrass Mills:
         Anchors          632,480  $ 4,021,417    $ 6.36     632,480   $ 4,021,417  $ 6.36
         Majors           231,577    2,683,534     11.59     259,729     3,105,814   11.96
         Specialty        571,470   13,752,706     24.07     637,056    15,485,282   24.31
         Food Court        25,531    1,279,387     50.11      26,737     1,359,887   50.86
                        --------------------------------  ---------------------------------
                        1,461,058  $21,737,044    $14.88   1,556,002   $23,972,400  $15.41


Gurnee Mills:
         Anchors          397,784  $ 2,392,255    $ 6.01     397,784   $ 2,392,255  $ 6.01
         Majors           160,506    1,742,631     10.86     201,258     2,005,481    9.96
         Specialty        356,922    6,991,191     19.59     551,824    10,316,595   18.70
         Food Court        17,992      973,694     54.12      17,992       973,694   54.12
                        --------------------------------  ---------------------------------
                          933,204  $12,099,771    $12.97   1,168,858   $15,688,025  $13.42


Total without Ontario:
         Anchors        1,820,663  $10,787,718    $ 5.93   1,920,863   $11,335,443  $ 5.90
         Majors           916,025    9,081,697      9.91   1,130,460    10,957,260    9.69
         Specialty      1,653,123   36,728,394     22.22   2,269,570    49,583,445   21.85
         Food Court        56,652    2,962,894     52.30      65,654     3,494,164   53.22
                        --------------------------------  ---------------------------------
                        4,446,463  $59,560,703    $13.40   5,386,547   $75,370,312  $13.99
                        ================================  =================================

(1) The 1997 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1997.

                             THE MILLS CORPORATION
                           LEASE EXPIRATION SCHEDULE



The following table shows lease expirations assuming that none of the tenants exercise renewal options. Except as described in footnote (1), the minimum rent is the monthly contractual minimum rent of the expiring leases as of September 30, 1997 multiplied by 12.


                                  1997(1)                            1998                              1999
                                 Annualized                       Annualized                        Annualized
                       Sq Ft     Min. Rent      psf      Sq Ft    Min. Rent      psf     Sq Ft      Min. Rent     psf
                       -----     ---------      ---      -----    ---------      ---     -----      ---------     ---
Ontario Mills:
  Anchors                  -    $        -    $    -         -    $        -    $    -         -    $        -   $    -
  Majors                   -             -         -         -             -         -         -             -        -
  Specialty            2,739       115,628     42.22         -             -         -     9,915       261,900    26.41
  Food Court               -             -         -         -             -         -         -             -        -
                    --------------------------------   -------------------------------  -------------------------------
                       2,739    $  115,628    $42.22         0    $        -    $    -     9,915    $  261,900   $26.41

Total with Ontario:
  Anchors                  -    $        -    $    -         -    $        -    $    -   100,200    $  547,725   $ 5.47
  Majors                   -             -         -   103,839       766,559      7.38   110,596     1,109,004    10.03
  Specialty          161,858     2,745,600     16.96   233,823     5,277,216     22.57   233,420     5,209,763    22.32
  Food Court               -             -         -     1,567        85,208     54.38     7,435       446,062    59.99
                    --------------------------------   -------------------------------  -------------------------------
                     161,858    $2,745,600    $16.96   339,229    $6,128,983    $18.07   451,651    $7,312,554   $16.19
                    ================================   ===============================  ===============================



Community Centers:
  Anchors                  -    $        -    $    -    56,949    $  194,300    $ 3.41         -    $        -   $    -
  Majors                   -             -         -    54,152       379,064      7.00         -             -        -
  Specialty           51,075       690,131     13.51    95,503     1,242,628     13.01    86,897     1,268,021    14.59
  Food Court               -             -         -         -             -         -         -             -        -
                    --------------------------------   -------------------------------  -------------------------------
                      51,075    $  690,131    $13.51   206,604    $1,815,992    $ 8.79    86,897    $1,268,021   $14.59
                    ================================   ===============================  ===============================

                                 After 1999                            Total
                                 Annualized                          Annualized
                      Sq Ft      Min. Rent     psf       Sq Ft       Min. Rent      psf
                      -----      ---------     ---       -----       ---------      ---
Ontario Mills:
  Anchors              286,023  $ 1,883,132   $ 6.58     286,023    $ 1,883,132   $ 6.58
  Majors               393,447    4,640,544    11.79     393,447      4,640,544    11.79
  Specialty            456,803   10,616,920    23.24     469,457     10,994,448    23.42
  Food Court            11,328      553,155    48.83      11,328        553,155    48.83
                    --------------------------------   ----------------------------------
                     1,147,601  $17,693,751   $15.42   1,160,255    $18,071,279   $15.58

Total with Ontario:
  Anchors            2,106,686  $12,670,850   $ 6.01   2,206,886    $13,218,575   $ 5.99
  Majors             1,309,472   13,722,241    10.48   1,523,907     15,597,804    10.24
  Specialty          2,109,926   47,345,314    22.44   2,739,027     60,577,893    22.12
  Food Court            67,980    3,516,049    51.72      76,982      4,047,319    52.57
                    --------------------------------   ----------------------------------
                     5,594,064  $77,254,454   $13.81   6,546,802    $93,441,591   $14.27
                    ================================   ==================================



Community Centers:
  Anchors              395,679  $ 2,284,022   $ 5.77     452,628    $ 2,478,322   $ 5.48
  Majors               724,383    4,985,922     6.88     778,535      5,364,986     6.89
  Specialty            481,721    6,124,973    12.71     715,196      9,325,753    13.04
  Food Court                 -            -        -           -              -        -
                    --------------------------------   ----------------------------------
                     1,601,783  $13,394,917   $ 8.36   1,946,359    $17,169,061   $ 8.82
                    ================================   ==================================


(1) The 1997 amounts represent the total square footage and total annualized minimum rent that will expire during the last three months of 1997.

                              THE MILLS CORPORATION
                                RENTAL RATES(1)


The following table sets forth the average base rent per leased square foot of store openings and closings for each property for the nine months ended September 30, 1997.



                                                                      Anchor Stores
                         --------------------------------------------------------------------------------------------------------
                                   Store Openings                      Store Closings                       Releasing
                                    During Year                          During Year                        Spread(2)
                         -----------------------------------    ------------------------------    -------------------------------
                             Average                               Average
                            Base Rent            Total            Base Rent         Total
                           Per Sq. Ft.          Sq. Ft.          Per Sq. Ft.       Sq. Ft.
                         ----------------   ----------------    --------------   -------------
Potomac Mills             $            -                  -      $          -               -       $         -                -
Franklin Mills                     10.79             61,818              7.99          61,818              2.80            35.02%
Gurnee Mills                           -                  -                 -               -                 -                -
Sawgrass Mills                         -                  -                 -               -                 -                -
                         ----------------   ----------------    --------------   -------------    --------------   --------------
Total Mills               $        10.79             61,818      $       7.99          61,818       $      2.80            35.02%
                         ================   ================    ==============   =============    ==============   ==============

Community Centers         $            -                  -      $          -               -       $         -                -
                         ================   ================    ==============   =============    ==============   ==============

                                                                     Specialty Stores
                             ----------------------------------------------------------------------------------------------------
                                    Store Openings                    Store Closings                         Releasing
                                      During Year                       During Year                          Spread(2)
                             ------------------------------    ------------------------------    --------------------------------
                               Average                            Average
                              Base Rent          Total           Base Rent         Total
                             Per Sq. Ft.        Sq. Ft.         Per Sq. Ft.       Sq. Ft.
                             -------------   --------------    --------------  --------------
Potomac Mills                  $    23.14           95,236       $     22.01          90,846       $      1.14              5.16%
Franklin Mills                      20.64           89,777             19.53          82,587              1.11              5.66%
Gurnee Mills                        21.71           80,368             18.97          97,330              2.73             14.40%
Sawgrass Mills                      27.75           60,601             23.39          58,861              4.35             18.61%
                             -------------   --------------    --------------  --------------    --------------     -------------
Total Mills                    $    22.95          325,982       $     20.74         329,624       $      2.22             10.68%
                             =============   ==============    ==============  ==============    ==============     =============

Community Centers              $    13.75           77,029       $     15.34          75,183       $     (1.59)(3)        -10.35%
                             =============   ==============    ==============  ==============    ==============     =============



(1) Ontario Mills is excluded from this analysis, due to it still being in its initial lease up phase.

(2) The releasing spread is calculated as the difference between per square foot openings and per square foot closings for the nine months ended September 30, 1997. Openings and closings include renewals but exclude exercised options.

(3) An alternative releasing spread matching the 77,029 sq ft openings with previous tenant occupying said space would yield a releasing spread of $(.25).

                              THE MILLS CORPORATION
                SUMMARY OF OUTSTANDING CONSOLIDATED INDEBTEDNESS
                             (DOLLARS IN THOUSANDS)
                            AS OF SEPTEMBER 30, 1997

                                    Principal
                                     Balance                                   Annual Interest             Maturity
Secured Property                     (000's)               Term                      Rate                    Date
----------------                     -------               ----                      ----                    ----
Potomac Mills/Gurnee Mills:
         Tranche A                     $209,855     Fixed                                  6.905%        12/17/26 (1)
         Tranche B                       27,000     Fixed                                  7.021%        12/17/26 (1)
         Tranche C                       15,000     Fixed                                  7.235%        12/17/26 (1)
         Tranche D                       30,000     Fixed                                  7.701%        12/17/26 (1)
Franklin Mills and Liberty Plaza
       Mortgage Loan                    109,772     Fixed                                  7.882%          6/1/27 (3)
       Mortgage Loan                     20,000     Fixed                                  7.440%          6/1/27 (3)
Sawgrass Mills:
         Tranche A                      115,000     Fixed                                  6.450%         1/18/01
         Tranche B                       10,000     Variable with cap            85 bp over Libor (6)     1/18/01
         Tranche C                       20,000     Variable with cap           230 bp over Libor (6)     1/18/01
Sawgrass Mills - Phase II                12,000     Variable                    235 bp over Libor         7/31/98
Western Hills                            14,949     Fixed                                  7.675%          1/1/99
Nine Community Centers                   72,522     Fixed                                  7.160%         1/31/01
Line of Credit(12)                       12,000     Variable                    300 bp over Libor        10/31/98

Other                                     3,600     Fixed                        7% weighted ave.
                                  --------------
       Total                           $671,698
                                  ==============

                                      Annual        Earliest day
                                     Interest       at which debt
Secured Property                     (000's)        can be repaid
----------------                     -------        -------------
Potomac Mills/Gurnee Mills:
         Tranche A                   $14,490                  (2)
         Tranche B                     1,896                  (2)
         Tranche C                     1,085                  (2)
         Tranche D                     2,310                  (2)
Franklin Mills and Liberty Plaza
       Mortgage Loan                   8,652                  (4)
       Mortgage Loan                   1,488                  (4)
Sawgrass Mills:
         Tranche A                     7,418                  (5)
         Tranche B                       651 (7)              (5)
         Tranche C                     1,591 (7)              (5)
Sawgrass Mills - Phase II                961 (7)              (8)
Western Hills                          1,147                  (9)
Nine Community Centers                 5,193                 (10)
Line of Credit(12)                     1,039                  (8)

Other                                    244                 (11)
                                  -----------
       Total                         $48,165
                                  ===========


(1) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on December 18, 2003. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate for each tranche will be increased by 2% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. Principal repayments are based on the scheduled amortization, assuming a 7% mortgage interest rate, over a 30 year period, with the monthly amortization payments being applied sequentially, beginning with Tranche A to reduce the principal balance.

(2) Optional payments of principal are not permitted prior to December 17, 1999. After such date, prepayments, in whole or in part, are permitted upon 15 days notice. In addition, the Company is required to pay a prepayment penalty equal to the greater of (i) 1% of the remaining principal balance or (ii) a yield preservation payment. Generally, yield preservation payments are intended to compensate the lender for the total amount of interest it would have earned on the indebtedness but for the repayment, less the amount of interest that the lender could earn if it invested the repayment amount in United States Treasury obligations or other similar securities from the date of the repayment through the maturity date of the indebtedness.

(3) This indebtedness is a 30 year amortizing loan with an anticipated balloon repayment on May 5, 2007. In the event the mortgage loan is not repaid by the anticipated balloon repayment date, the annual interest rate will be increased by 5% per annum in excess of the stated interest rate. In addition, excess cash flow available after payment of the increased interest rate and scheduled amortization will be used to reduce the principal balance of the loan. The loan balance can be increased to $165,000 through May 4, 1998, subject to certain financial requirements relating to increases over $130,000. The loan amount was increased to $130,000 on August 8, 1997.

(4) This indebtedness may be prepaid, without a prepayment penalty, beginning 180 days prior to May 5, 2007. Prior to that date, there is no right to prepay the indebtedness, except that $12.5 million of the principal balance, which has been allocated to the Liberty Plaza shopping center, may be defeased through the establishment of defeasance collateral (which may include government or agency securities that have the full faith and credit of the United States government).

(5) Optional payments of principal on Tranche A of this indebtedness are not permitted prior to June 20, 2000 other than in connection with certain casualty or condemnation events occurring with respect to Sawgrass Mills. On and after such date, Tranche A may be prepaid in full, but not in part, without any prepayment penalty. Optional prepayments of Tranches B and C of the indebtedness may be made, in whole or in part, at any time without any prepayment penalty, but only if payments of interest are current with respect to each outstanding Tranche and an event of default is not then continuing.

(6) The loan agreement provides for a cap on LIBOR at 14% for the life of the loan.

(7) Calculated using 30-day LIBOR at 5.66%, which was the rate at September 30, 1997.

(8) Prepayable at any time, in whole or in part, at any time without prepayment penalty.

(9) Prepayable, in whole or in part, upon 30 days notice to the lender and the payment of a prepayment penalty. The penalty percentage due on prepayment at any time during the six months ending December 31, 1997 is 2.5% of the outstanding principal amount. Thereafter, the penalty decreases by 0.5% per six month period to a minimum of 1.5%. During the last three months of its term, the indebtedness may be prepaid without penalty or premium.

(10) Prepayable, in whole or in part, at any time, upon 60 days prior notice to the lender. Only in the case of a partial prepayment is the Company required to pay a prepayment penalty equal to the greater of (i) 1% of the principal balance, or (ii) a yield preservation payment.

(11) Primarily corporate debt with maturities under one year. Prepayable, in whole or in part, at any time without prepayment penalty.

(12) The total commitment under the Line of Credit is $60,000. Funds are available subject to certain performance measures and restrictive covenants.

                              THE MILLS CORPORATION
                                   GROSS SALES
                            AS OF SEPTEMBER 30, 1997

                                  Twelve Months ended September 30, 1997                 Twelve Months ended September 30, 1996
                              ----------------------------------------------        -----------------------------------------------
                                 Sq Ft              Sales              psf             Sq Ft              Sales              psf
                                 -----              -----              ---             -----              -----              ---
Potomac Mills:
     Anchor/Majors                963,272      $   187,185,990       $ 194              971,585      $   175,505,912       $  181
     Specialty                    572,960          174,570,350         305              577,444          168,665,016          292
     Temporary/Kiosk                    -            2,730,714           -                    -            3,222,576            -
                              ----------------------------------------------        -----------------------------------------------
                                1,536,232      $   364,487,054       $ 237            1,549,029      $   347,393,504       $  224


Franklin Mills:
     Anchor/Majors                889,033      $   164,123,740       $ 185              908,908      $   161,412,048       $  178
     Specialty                    492,636          138,991,640         282              498,763          124,367,449          249
     Temporary/Kiosk                    -            5,767,447           -                    -            4,412,725            -
                              ----------------------------------------------        -----------------------------------------------
                                1,381,669      $   308,882,827       $ 224            1,407,671      $   290,192,222       $  206


Sawgrass Mills:
     Anchor/Majors              1,172,066      $   364,381,272       $ 311            1,164,858      $   340,141,144       $  292
     Specialty                    651,815          286,943,557         440              656,104          265,045,346          404
     Temporary/Kiosk                    -           12,306,568           -                    -           12,262,444            -
                              ----------------------------------------------        -----------------------------------------------
                                1,823,881      $   663,631,397       $ 364            1,820,962      $   617,448,934       $  339


Gurnee Mills:
     Anchor/Majors                658,445      $    99,217,050       $ 151              644,692      $    90,267,104       $  140
     Specialty                    556,347          145,784,363         262              553,451          139,552,470          252
     Temporary/Kiosk                    -            8,132,465           -                    -            5,877,233            -
                              ----------------------------------------------        -----------------------------------------------
                                1,214,792      $   253,133,878       $ 208            1,198,143      $   235,696,807       $  197


Total Mills
     Anchor/Majors              3,682,817      $   814,908,052       $ 221            3,690,043      $   767,326,208       $  208
     Specialty                  2,273,757          746,289,910         328            2,285,762          697,630,281          305
     Temporary Kiosk                    -           28,937,194           -                    -           25,774,978            -
                              ----------------------------------------------        -----------------------------------------------
                                5,956,574      $ 1,590,135,156       $ 267            5,975,805      $ 1,490,731,467       $  249
                              ==============================================        ===============================================

                                   Twelve Months ended December 31, 1996
                              ----------------------------------------------
                                 Sq Ft              Sales              psf
                                 -----              -----              ---
Potomac Mills:
     Anchor/Majors                988,700      $   183,164,739       $ 185
     Specialty                    581,470          168,199,660         289
     Temporary/Kiosk                    -            3,003,098           -
                              ----------------------------------------------
                                1,570,170      $   354,367,497       $ 226


Franklin Mills:
     Anchor/Majors                906,949      $   163,200,049       $ 180
     Specialty                    497,697          126,589,740         254
     Temporary/Kiosk                    -            5,554,831           -
                              ----------------------------------------------
                                1,404,646      $   295,344,620       $ 210


Sawgrass Mills:
     Anchor/Majors              1,172,016      $   353,980,590       $ 302
     Specialty                    667,926          271,682,972         407
     Temporary/Kiosk                    -           12,499,092           -
                              ----------------------------------------------
                                1,839,942      $   638,162,654       $ 347


Gurnee Mills:
     Anchor/Majors                646,362      $    96,374,480       $ 149
     Specialty                    561,913          141,852,985         252
     Temporary/Kiosk                    -            6,082,243           -
                              ----------------------------------------------
                                1,208,275      $   244,309,708       $ 202


Total Mills
     Anchor/Majors              3,714,027      $   796,719,858       $ 215
     Specialty                  2,309,006          708,325,357         307
     Temporary Kiosk                    -           27,139,264           -
                              ----------------------------------------------
                                6,023,033      $ 1,532,184,479       $ 254
                              ==============================================

(1) Ontario Mills is excluded from this analysis since it did not open until November 1996 and does not have 12 months of sales data for comparison.

(2) Anchor/Major sales have been adjusted to include sales from certain anchor tenants that own their parcels.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES

EXISTING MILLS AND EXISTING COMMUNITY CENTERS COMBINED

                                                                      Nine Months Ending
                                                                      September 30, 1997           1996               1995
                                                                   ---------------------      ---------------     ---------------

RECURRING NON-TENANT CAPITAL EXPENDITURES(1)

Costs                                                                          $ 263,409           $ 328,974          $ 230,024

Per Square Foot(2)                                                                  0.03                0.04               0.03


RECURRING TENANT IMPROVEMENTS/LEASING COSTS(3)

Costs                                                                        $ 2,140,599         $ 4,228,743 (4)    $ 2,043,279

Per Square Foot Improved(5)                                                         6.51               12.71               5.52
Per Square Foot(2)                                                                  0.27                0.52               0.25

TOTAL RECURRING COSTS

Costs                                                                        $ 2,404,008         $ 4,557,717        $ 2,273,303
Per Square Foot(2)                                                                  0.30                0.56               0.28


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS(2)

Costs                                                                        $ 4,433,740         $ 8,079,220        $ 1,093,624 (6)

Per Square Foot Improved(7)                                                        40.79               44.93              17.10
Per Square Foot(2)                                                                   -                  0.99               0.23


WORK IN PROCESS(8)

Costs                                                                       $ 19,356,857 (9)             -                  -

Per Square Foot Improved(10)                                                       27.31                 -                  -




(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties (excluding Ontario Mills)

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Includes $1,487,754 incurred with respect to three significant tenants at Potomac Mills totaling approximately 53,000 square feet of GLA. Without these three tenants the per square foot improved and per square foot Recurring Tenant Improvements/Leasing Costs would have totaled $9.80 and $0.33, respectively.

(5) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(6) Sawgrass Phase II expansion costs have been excluded from this analysis.

(7) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(8) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(9) Includes expansion costs at Franklin Mills and Gurnee Mills.

(10) Calculated as Work In Process divided by GLA of all space with work in process.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES



EXISTING MILLS

                                                             Nine Months Ending
                                                             September 30, 1997                  1996                 1995
                                                             -------------------           ----------------        ---------------

RECURRING NON-TENANT CAPITAL EXPENDITURES(1)

Costs                                                                 $ 231,187                 $ 246,522            $ 191,613

Per Square Foot(2)                                                         0.04                      0.04                 0.03


RECURRING TENANT IMPROVEMENTS/LEASING COSTS(3)

Costs                                                               $ 1,697,817               $ 3,549,312 (4)      $ 1,488,391

Per Square Foot Improved(5)                                                6.77                     12.94                 4.85
Per Square Foot(2)                                                         0.29                      0.60                 0.25

TOTAL RECURRING COSTS

Costs                                                               $ 1,929,004               $ 3,795,834          $ 1,680,004 (6)
Per Square Foot(2)                                                         0.33                      0.64                 0.28


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS(3)

Costs                                                               $ 3,936,923               $ 7,746,906          $ 1,636,001

Per Square Foot Improved(7)                                               47.18                     50.00                21.69
Per Square Foot(2)                                                          -                        1.30                 0.27


WORK IN PROCESS(7)

Costs                                                              $ 19,109,349 (9)                   -                    -

Per Square Foot Improved(10)                                              36.11                       -                    -


(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain anchor store tenants) of the Properties (excluding Ontario Mills)

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Includes $1,487,754 incurred with respect to three significant tenants at Potomac Mills totaling approximately 53,000 square feet of GLA. Without these three tenants the per square foot improved and per square foot Recurring Tenant Improvements/Leasing Costs would have totaled $9.80 and $0.33, respectively.

(5) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(6)  Sawgrass Phase II expansion costs have been excluded from this analysis.

(7) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(8) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(9)  Includes expansion costs at Franklin Mills and Gurnee Mills.

(10) Calculated as Work In Process divided by GLA of all space with work in process.

                              THE MILLS CORPORATION
                              CAPITAL EXPENDITURES



COMMUNITY CENTERS


                                                                  Nine Months Ending
                                                                  September 30, 1997                  1996               1995
                                                                  -------------------            ---------------     ---------------

RECURRING NON-TENANT CAPITAL EXPENDITURES(1)

Costs                                                                       $ 32,222                 $ 82,452           $ 38,411

Per Square Foot(2)                                                              0.01                     0.04               0.02


RECURRING TENANT IMPROVEMENTS/LEASING COSTS(3)

Costs                                                                      $ 442,782                $ 679,431          $ 554,888

Per Square Foot Improved(4)                                                     5.66                    15.06               9.54
Per Square Foot(1)                                                              0.20                     0.31               0.25

TOTAL RECURRING COSTS

Costs                                                                      $ 475,004                $ 761,883          $ 593,299
Per Square Foot(2)                                                              0.22                     0.35               0.27


NON RECURRING TENANT IMPROVEMENTS/LEASING COSTS(3)

Costs                                                                      $ 496,816                $ 332,314          $ 267,622

Per Square Foot Improved(5)                                                    19.68                    13.35               7.46
Per Square Foot(2)                                                               -                       0.15               0.12

WORK IN PROCESS(6)

Costs                                                                      $ 247,508                      -                  -

Per Square Foot Improved(7)                                                     1.38                      -                  -



(1) Recurring non-tenant capital expenditures include expenditures that are not tenant related nor recoverable from tenants.

(2) Includes annual costs divided by total GLA (excluding space owned by certain tenants) of the Community Centers

(3) Tenant Improvements/Leasing costs include tenant specific costs including tenant improvements, tenant allowances and capitalized internal leasing costs.

(4) Calculated as Recurring Tenant Improvements/Leasing Costs divided by GLA of all Recurring Store Openings (including spaces requiring no expenditures).

(5) Calculated as Non-Recurring Tenant Improvements/Leasing Costs divided by GLA of all Non-Recurring Store Openings.

(6) Work in process that will be shown as Recurring or Non-Recurring when the work is completed.

(7) Calculated as Work In Process divided by GLA of all space with work in process.